Exhibit 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Wendell P. Weeks, Chairman and Chief Executive Officer & President of Corning Incorporated (the “Company”) and Edward A. Schlesinger, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)the Annual Report of the Company on Form 10-K for the annual period ended December 31, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)that information contained in such Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 12, 2026

/s/ Wendell P. Weeks
Wendell P. Weeks Chairman and Chief Executive Officer & President

/s/ Edward A. Schlesinger
Edward A. Schlesinger Executive Vice President and Chief Financial Officer